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                                                              EXHIBIT 10(iii)(m)

                            COMMERCIAL METALS COMPANY
                          1996 LONG-TERM INCENTIVE PLAN
                       STOCK APPRECIATION RIGHTS AGREEMENT

      1. Grant of Stock Appreciation Rights. Pursuant to the Commercial Metals Company 1996 Long-Term Incentive Plan (the "PLAN"), Commercial Metals Company, a Delaware corporation (the "COMPANY"), hereby grants to

                         _______________________________
                               (the "PARTICIPANT")

Stock Appreciation Rights relating to the appreciation in _________ shares of Common Stock of the Company (the "STOCK APPRECIATION RIGHTS" or "SARs") at an exercise price (the "SAR PRICE") of $__________ per share (which is equal to or greater than the Fair Market Value of a share of Common Stock as of the Date of Grant), all upon and subject to the terms and conditions set forth in this Agreement. This SAR Agreement is intended to comply with the provisions governing stock appreciation rights under Internal Revenue Service Notice 2005-1 in order to exempt the SARs from application of Section 409A of the Code.

      2. Date of Grant. The Date of Grant of the Stock Appreciation Rights is _______________, 200__.

      3. Subject to Plan. The SARs and this Agreement are subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement. Except as otherwise provided herein, the capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. The SARs are subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

      4. Vesting; Time of Exercise. The Participant shall become vested in installments of shares of Stock Appreciation Rights awarded to the Participant and such shares shall become fully exercisable in accordance with the following schedule:

      [COMPENSATION COMMITTEE TO ESTABLISH VESTING SCHEDULE FOR EACH AWARD
                                PRIOR TO GRANT:]

            a. ___________ PERCENT (___%) SHALL VEST AND BECOME EXERCISABLE ON THE FIRST ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS EMPLOYED BY THE COMPANY OR A SUBSIDIARY ON THAT DATE.

            b. AN ADDITIONAL ___________ PERCENT (___%) SHALL VEST AND BECOME EXERCISABLE ON THE SECOND ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS EMPLOYED BY THE COMPANY OR A SUBSIDIARY ON THAT DATE.

            c. AN ADDITIONAL ___________ PERCENT (___%) SHALL VEST AND BECOME EXERCISABLE ON THE THIRD ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS EMPLOYED BY THE COMPANY OR A SUBSIDIARY ON THAT DATE.

            d. AN ADDITIONAL ___________ PERCENT (___%) SHALL VEST AND BECOME EXERCISABLE ON THE FOURTH ANNIVERSARY OF THE DATE OF GRANT, PROVIDED THE PARTICIPANT IS EMPLOYED BY THE COMPANY OR A SUBSIDIARY ON THAT DATE.

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Notwithstanding the foregoing, the vesting of shares under this SAR Agreement shall automatically accelerate and the Stock Appreciation Rights shall be exercisable in full upon (i) the Participant's death, (ii) the Participant's Termination of Service as a result of his Total and Permanent Disability, (iii) the Participant's Retirement, or (iv) the occurrence of a Change of Control.

      5. Term; Forfeiture. Except as otherwise provided in this Agreement, unexercised SARs that are unvested on the date of the Participant's Termination of Service shall terminate on that date. Unexercised SARs that are vested shall terminate on the first to occur of the following:

            a. 5 p.m. on ______, 200_ (the period of time extending from the date of this Agreement to such date being referred to herein as the "SARs PERIOD");

            b. 5:00 p.m. on the date that is ______ (___) months following the Participant's Termination of Service due to Retirement;

            c. 5 p.m. on the date that is twelve (12) months following the date of the Participant's Termination of Service due to death or Total and Permanent Disability; or

            d. 5 p.m. on the date of the Participant's Termination of Service for any reason other than due to Retirement, death or Total and Permanent Disability.

      6. Exercise and Payment. The Participant may exercise vested SARs at any time prior to the termination of the SARs in accordance with Section 5 above by the delivery of written notice to the Committee setting forth the number of vested shares of Stock Appreciation Rights which are to be exercised and the date of exercise thereof (the "Exercise Date") which shall be a date not less than three (3) business days after giving such notice, unless an earlier date and time shall have been mutually agreed upon. On the Exercise Date, the Company shall deliver to the Participant the number of shares of Common Stock having an aggregate Fair Market Value, as of the Exercise Date, equal to the excess (if any) of (i) the Fair Market Value as of the Exercise Date of a share of Common Stock over (ii) the SAR Price of a share specified in this Agreement, multiplied by the total number of shares of SARs being exercised.

      7. No Fractional Shares. SARs may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

      8. Who May Exercise. Subject to the terms and conditions set forth in Sections 4 and 5 above, during the lifetime of the Participant, SARs may only be exercised by the Participant or his guardian or legal representative. If the Participant dies prior to the dates specified in Section 5 above without having exercised all of his or her then-vested SARs as of his or her date of death, then the following persons may exercise the exercisable portion of the SARs on behalf of the Participant at any time prior to the earliest of the dates specified in Section 5 hereof: the personal representative of his or her estate or any person who acquired the right to exercise the SARs by bequest or inheritance or by reason of the death of the Participant; provided that the SARs shall remain subject to the other terms of this Agreement, the Plan and all applicable laws, rules, and regulations.

      9. Non-Assignability. The Stock Appreciation Rights granted under this Agreement, and any interest in or right associated with such Stock Appreciation Rights, are not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

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      10. Representations, Etc. Each spouse individually is bound by, and such spouse's interest, if any, in any Awarded Shares is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

      11. Simultaneous Death. If the Participant and his or her spouse both suffer a common accident or casualty which results in their respective deaths within 60 days of each other, it shall be conclusively presumed, for the purpose of this Agreement, that the Participant died first and the spouse died thereafter.

      12. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

      13. No Rights as Shareholder. The Participant will have no rights as a shareholder of the Company with respect to any shares of Stock Appreciation Rights.

      14. Adjustment of Number of Shares and Related Matters. The number of shares of Common Stock covered by the SARs, and the SAR Price thereof, shall be subject to adjustment in accordance with Articles 13 - 15 of the Plan and
Section 22 below.

      15. Participant's Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the SARs subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

      16. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

      17. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a consultant or as an outside director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, consultant or outside director at any time.

      18. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

      19. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

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      20. Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

      21. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

      22. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify the terms of this Agreement, including, without limitation, the SAR Price, without the Participant's consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of
Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan or revoke the SARs to the extent permitted by the Plan.

      23. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

      24. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

      25. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

            a. Notice to the Company shall be addressed and delivered as follows:

               Commercial Metals Company
               6565 N. MacArthur, Suite 800
               Irving, Texas  75039
               Attn:  Secretary
               Facsimile:  (214)689-4326

            b. Notice to the Participant shall be addressed and delivered as set forth on the signature page.

      26. Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any Subsidiary (for purposes of this Section 26, the term "COMPANY" shall be deemed to include any

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applicable Subsidiary), shall have the right to require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and shall be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made in cash, by check, or, to the extent permitted by the Committee, through the delivery of shares of Common Stock owned by the Participant (which may be effected by the actual delivery of shares of Common Stock by the Participant or, with the Committee's approval, by the Company's withholding a number of shares to be issued upon the exercise of a SAR, if applicable), which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the ____ day of _________________, 200___.

                                   COMMERCIAL METALS COMPANY

                                   By: __________________________________

                                   PARTICIPANT

                                   By: __________________________________

                                   Participant's Address for Notices:

                                   ______________________________________
                                   ______________________________________

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